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                                                                    EXHIBIT 10.5


NEITHER THIS SENIOR CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS.


                             SENIOR CONVERTIBLE NOTE

$2,000,000                                                       August 24, 1999

FOR VALUE RECEIVED, Cafe Odyssey, Inc., a Minnesota corporation (the "Company"), promises to pay to the order of Fairview Partners, an Ohio general partnership ("Holder"), in lawful money of the United States of America, the principal sum of TWO MILLION DOLLARS ($2,000,000), together with interest in arrears on the unpaid principal balance at a per annum floating rate equal to the Floating Rate of Interest (as hereinafter defined), as the same may be adjusted from time to time.

This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Loan Agreement of even date herewith by and between the Company and the Holder (the "Agreement"), and is subject to the terms and conditions of the Agreement, which is, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

1. INTEREST. The principal balance of this Note shall initially accrue interest at the "Prime Rate" (as such term is hereinafter defined), plus two percent (2%) (the "Floating Rate of Interest") and shall be adjusted on the same day that the Prime Rate of Interest shall change. As used herein, the term "Prime Rate" shall mean at any time any determination thereof is to be made, the fluctuating per annum rate of interest then most recently reported in the Wall Street Journal as the Prime Rate (the base rate on corporate loans at the thirty (30) largest U.S. money center commercial banks) and if reported as a range, the interest rate shall be the mid-point of the range. In the event that the Wall Street Journal ceases to report the Prime Rate, then "Prime Rate" shall mean the fluctuating interest rate per annum announced from time to time by U.S. Bank National Association, Minneapolis, Minnesota, as its prime or base rate (or, if otherwise denominated, such Bank's reference rate for interest rate calculations on general commercial loans for short-term borrowings). Notwithstanding the foregoing, the Company, at its option, may reduce the Floating Rate of Interest by issuing additional Warrants for the issuance of common stock of the Company in a form similar to the Warrants issued pursuant to Section 2.9 of the Agreement. For every twenty thousand (20,000) additional Warrants issued by the Company to the Holder, the Company shall be entitled to a one percent (1.0%) reduction in the Floating Rate of Interest, provided, further, however, that in no event





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will the Floating Rate of Interest be reduced below the lowest Applicable
Federal Rate published by the United States Internal Revenue Service. If at any time the Company issues warrants in less than twenty thousand (20,000) increments, it shall be entitled to a pro rata reduction in the Floating Rate of Interest for such partial increment. Upon the occurrence and during the continuance of an Event of Default, the Floating Rate of Interest shall be increased to be equal to eighteen percent (18%) per annum and upon curing any existing Event of Default, the Floating Rate of Interest shall automatically be reduced to the rate otherwise required under this Note.

2.       PAYMENTS.

         2.1 PRINCIPAL AND INTEREST. The principal amount of this Note shall be due and payable on August 24, 2000 (the "Maturity Date"). Interest on the unpaid principal balance of this Note shall be due and payable quarterly on the fifteenth (15th) day of November, February, May and August of each year, commencing November 15, 1999 until said principal amount of the Note is paid in full or upon conversion of the Note in accordance with Section 5 hereof.

         2.2 MANNER OF PAYMENT. All payments of principal and interest on this Note shall be made by check at 5807 McCrary Court, Cincinnati, Ohio, or at such other place in the United States of America as Holder shall designate to the Company in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Ohio.

         2.3 PREPAYMENT. The Company may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by the accrued interest on the amount of principal prepaid calculated to the date of such prepayment.

3.       DEFAULT.

         3.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events with respect to Company shall constitute an event of default hereunder ("Event of Default"):

             (a) If Company shall fail to pay when due any payment of principal or interest on this Note within five (5) days after the date on which such payment is due.

             (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), the Company shall
         (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the




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         benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

             (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company's properties, or (iii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 90 days.

             (d) The occurrence of an "Event of Default" as such term is defined in the Agreement.

         3.2 NOTICE BY THE COMPANY. The Company shall notify Holder in writing immediately after the occurrence of any Event of Default of which the Company acquires knowledge.

         3.3 REMEDIES. Upon the occurrence of an Event of Default hereunder (unless all Events of Defaults have been cured or waived by Holder), Holder may
(i) by written notice to the Company, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law or by agreement, including, without limitation, the right to collect from the Company all sums due under this Note and to exercise any rights or remedies available under the Agreement and/or the Deed of Trust. The Company shall pay all reasonable costs and expenses incurred by or on behalf of Holder in connection with Holder's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

4.       CONVERSION.

         4.1 VOLUNTARY CONVERSION. At any time on or after the Maturity Date, but not later than sixty (60) days thereafter, the Holder shall have the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of
Section 4.2 hereof, in whole or in part, into fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the outstanding principal amount of the Note to be converted together with all accrued interest thereon to the date of conversion by $2.50 (the "Conversion Price").

         4.2 CONVERSION PROCEDURE.

             (a) NOTICE OF CONVERSION PURSUANT TO SECTION 4.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert all or a portion of this




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         Note pursuant to Section 4.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. If this Note is converted in part only, the Company shall execute and deliver a new note to the Holder thereof in the principal amount equal to the portion of this Note not so converted.

             (b) MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of this Note pursuant to Section 4.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with a new note for the principal amount of the Note that was not converted. In the event of any conversion of this Note pursuant to Section 4.1 above, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Upon conversion of all or a portion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, to the extent of the principal amount so converted.

         4.3 ADDITIONAL CONDITIONS TO CONVERSION. As a condition of the issuance of shares of Common Stock to the Holder of this Note upon conversion, the Company may require that the Holder make standard and customary investment representations with respect to the Common Stock in form and substance reasonably acceptable to the Company and further may require that any certificate for shares of Common Stock bear a legend similar in form and content to the legend specified in the Warrants.

5.       CONVERSION PRICE ADJUSTMENTS.

         5.1 ADJUSTMENTS FOR STOCK SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of: (i) any dividends on any class of stock of the Company payable in Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") shall be paid by the Company, (ii) the Company shall subdivide its then outstanding shares of Common Stock into a greater number of shares, (iii) the Company shall combine its outstanding shares of Common Stock, by reclassification or otherwise, (iv) any capital reorganization of the Common Stock of the Company (other than the issuance of any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification or otherwise and other than a combination of shares provided for in subparagraph (i) above; (v) any consolidation or mergers of the Company with another corporation, or any sale, conveyance, lease or other transfer by the Company of all or substantially all of its property to any other corporation, which is effected in such a manner that the



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holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, or (vi) any dividend or other distribution upon any class of stock of the Company payable in stock of the Company of a different class, other securities of the Company or other property of the Company (other than cash), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Conversion Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Conversion Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Conversion Price per share. No adjustment of the Conversion Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than $.05 per share.

         5.2 ADJUSTMENTS FOR REVERSE STOCK SPLITS. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Conversion Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Conversion Price per share. No adjustment of the Conversion Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than $.05 per share.

         5.3 NOTICES OF RECORD DATE. ETC.  In the event of:

             (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that or of the last such cash dividend theretofore paid) or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

             (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or




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             (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company will mail to the Holder at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                 (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                 (ii) The date on which any such reorganization,
             reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon and a description thereof.

         5.4 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

6.       MISCELLANEOUS.

         6.1 WAIVER. Company hereby waives presentment, demand, protest and notice of dishonor and protest.

         6.2 NOTICES. Any notice required or permitted to be given hereunder shall be given by the Company to the Holder or the Holder to the Company in accordance with the Agreement.

         6.3 SEVERABILITY. If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         6.4 GOVERNING LAW. This Note will be governed by the laws of the State of Ohio without regard to conflicts of laws principles.





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         6.5 PARTIES IN INTEREST. This Note shall bind the Company and its successors and assigns.

         6.6 SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

                                        CAFE ODYSSEY, INC.



By:
   ---------------------------------------

Name and Title:
               -----------------------------






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NOTICE OF CONVERSION

(To Be Signed Only Upon Conversion of Note)


TO CAFE ODYSSEY, INC.

         The undersigned, the holder of the $2,000,000 Senior Convertible Note of Cafe Odyssey, Inc. dated August 24, 1999, hereby surrenders such Note for conversion into shares of Common Stock of CAFE ODYSSEY, INC., to the extent of
$           of the unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to,
               whose address is                                 .


Dated:
       ----------------------------------

                                       FAIRVIEW PARTNERS, an Ohio
                                       General Partnership

                                       By:
                                          --------------------------------------

                                       Name and Title:
                                                       -------------------------



                                       ---------------------------------------
                                                      (Address)







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